| MarpaiHealth.com (NASDAQ: MRAI) Investor Webcast November 2023 EXH 99.1

| 2 Forward Looking Statements   This presentation and the statements of representatives and partners of Marpai, Inc. (the “Company”) related thereto contain or may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other U.S. Federal securities laws, as amended. Statements that are not statements of historical fact may be deemed to be forward-looking statements. For example, when it discusses expected cost reductions, the expected time line of certain planned Company events, and growth in the future, the Company is using forward-looking statements in this presentation when it discusses the benefits to be derived from the Company’s products, the expected time line of certain planned Company events, the expected benefits to be derived from the acquisition of Maestro Health, including the number of lives, expected revenues, the cash on hand and the Company’s trends, market penetration and growth in the future. Without limiting the generality of the foregoing, words such as "plan," "project," "potential," "seek," "may," "will," "expect," "believe," "anticipate," "intend," "could," "estimate" or "continue" are intended to identify forward-looking statements. Forward-looking statements are based on management’s current expectations, estimates, projections, and assumptions about future events, and are subject to several factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions about the Company, which are difficult to predict, including projections of the Company’s future financial results, its anticipated growth strategies, and anticipated trends in its business and in the market generally. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect the Company’s current expectations and speak only as of the date of this presentation. Actual results may differ materially from the Company’s current expectations depending upon a number of factors. These factors include, among others, adverse changes in general economic and market conditions, competitive factors including but not limited to pricing pressures and new product introductions, uncertainty of customer acceptance of new product offerings and market changes, risks associated with managing the growth of the business. Additional factors that could cause or contribute to differences between the Company's actual results and forward-looking statements include, but are not limited to, those risks discussed in the Company's filings with the U.S. Securities and Exchange Commission (the “SEC”), including, but not limited to, the risks detailed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and any subsequent filings with the SEC. Readers are cautioned that actual results (including, without limitation, the timing for and results of the Company's plans as described herein) may differ significantly from those set forth in the forward-looking statements. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

AI Using Claims & Other Data Diabetes Partner Agenda New Leadership Recent Actions Current Initiatives Strategic Vision Questions and Further Information

AI Using Claims & Other Data Diabetes Partner New Leadership Damien Lamendola – Chief Executive Officer & Board Member Founder of Continental Benefits in 2013 (precursor to Marpai Administrators), where he served as the Chief Executive Officer until 2019. His visionary leadership and strategic acumen were pivotal in establishing Continental Benefits as a prominent player in the industry. Founder of WellDyneRx, a national Pharmacy Benefit Management (PBM) company and sold it to Carlyle Group in 2017. Largest Shareholder of MRAI

AI Using Claims & Other Data Diabetes Partner New Leadership Steve Johnson – Chief Financial Officer Seasoned financial executive with a robust background in overseeing financial strategies within diverse industries. Strong background in Mergers & Acquisitions, Treasury and Risk Management. HillCour’s Chief Financial Officer since 2016 (including CFO of Continental Benefits).

AI Using Claims & Other Data Diabetes Partner New Leadership Mike Dendy – Board Member Currently serving as the CEO of CarynHealth with over 30 years of experience in healthcare benefits. Previously built HPS Paradigm administrators into one of the country’s premier Third-Party Administrators. Founded and developed Advanced Medical Pricing Solutions (AMPS) into a national leader in healthcare cost containment. Mr. Dendy’s leadership at AMPS resulted in savings for clients, amounting to tens of millions of dollars.

AI Using Claims & Other Data Diabetes Partner Recent Actions Withdrawal of S-1 Registration Poor market conditions, extremely dilutive Initiated cost reduction actions to extend the cash flow Executed a 20-person reduction in force in mid-November which is expected to save over $3 million annually and is partially offset by approximately $200K of one-time severance expense Negotiating significantly reduced cash severance packages with former executive team Strong commitment by Leadership Previously reported stock purchases by Marpai Board members and management, Yaron Eitan (100K shares) and Damien Lamendola (200K shares)

AI Using Claims & Other Data Diabetes Partner Recent Actions Additional initiatives: Raising funds through the sale of a non-core asset Potential payment term extension by AXA Working to secure non-dilutive capital Immediate Focus on Righting the Ship

AI Using Claims & Other Data Diabetes Partner Near Term Achievements and Objectives Improvement of Operational Metrics Average Turn Around Time Average Speed to Answer Claim Processing – speed and accuracy Initiating further actions to improve customer service Hiring additional industry expertise in key areas Leveraging relationships to drive new business in Q1 2024 Filling out the Board of Directors with strength in Finance and Marketing

AI Using Claims & Other Data Diabetes Partner Near Term Objectives Executive Sponsorship of our top customers – embracing feedback Target our sales efforts on low margin / high labor industries that will receive year one cost reductions through our programs Completing our ongoing plans for simplification and efficiency Small Business Group Program Value Based Care Programs and Partners Expanding our reach with additional health plan partnerships Launching an enhanced Marpai Rx Program for our customers

AI Using Claims & Other Data Diabetes Partner Strategic Vision We believe that Marpai is uniquely positioned to provide employers with quality healthcare options along with the tools to drive cost down. Partnered with top national carriers such as Aetna and Cigna. Data analytics driven programs to focus on the high-cost patients.

AI Using Claims & Other Data Diabetes Partner Strategic Vision The vast majority or $0.82 of every dollar spent goes to actual healthcare services. Many employers, TPAs and other health plans focus on the administrative fees versus the total cost of providing healthcare to their employees. Our vision is to reduce that health care cost by double digits for our clients through our proprietary approach to supporting quality care at value-based pricing.

Marpai Addresses the Full Spectrum of Care 1. Risk Stratified Care Management Enables Customized Treatment 2. Rising Risk: Maximizing the odds for care management 3. Marpai estimate Traditional Care Management Our focus is on the medium to rising risk population1,2,3 Value-Based Care Connect Marpai’s goal is to use our clients claim data to get ahead of the curve and identify potential issues that may lie beneath the water. We provide the tools for our members who are mindful and stay out of their way. We support those members that may need additional information or partners to work with them to address lingering health concerns before they become expensive.

AI Using Claims & Other Data Diabetes Partner Strategic Vision Complete the integration of Maestro Health Significantly and rapidly reduce operating costs and strengthen the Company’s balance sheet Increase the share of our clients’ spend utilizing our programs and partners to drive down overall cost Drive to cash flow positive as soon as possible Organic growth and roll up acquisitions of additional TPAs Multi-billion dollar healthcare leader within 5 years

Diabetes Partner Questions and Further Information Investor Relations: Steve Johnson, Chief Financial Officer steve.johnson@marpaihealth.com https://ir.marpaihealth.com